UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND FUND

FORM N-Q

AUGUST 31, 2014

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 37.4%
CONSUMER DISCRETIONARY - 1.5%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,210,000	$1,256,711	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,290,000	1,637,719
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	881,369
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	382,896	(a)

Total Automobiles				4,158,695

Media - 0.7%
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	859,963
Comcast Corp., Senior Notes	3.600%	3/1/24	1,190,000	1,235,138
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	150,000	149,347	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	100,000	110,504
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	50,321
Viacom Inc., Senior Notes	4.250%	9/1/23	440,000	463,162
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,010,000	1,012,286

Total Media				3,880,721

TOTAL CONSUMER DISCRETIONARY				8,039,416

CONSUMER STAPLES - 3.4%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,428,756
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	147,116
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	280,000	274,397
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,210,000	1,362,494
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	141,445
Heineken NV, Senior Notes	1.400%	10/1/17	210,000	209,253	(a)
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	642,525
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	227,750	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	830,000	892,209	(a)

Total Beverages				5,325,945

Food & Staples Retailing - 0.6%
CVS Caremark Corp., Senior Notes	2.250%	12/5/18	700,000	707,152
CVS Caremark Corp., Senior Notes	4.000%	12/5/23	700,000	738,177
Kroger Co., Notes	3.900%	10/1/15	865,000	894,173
Kroger Co., Senior Notes	4.000%	2/1/24	830,000	867,261

Total Food & Staples Retailing				3,206,763

Food Products - 0.9%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	582,000	661,807
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	390,000	401,215
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,528,000	1,747,924
Mondelez International Inc., Senior Notes	4.000%	2/1/24	540,000	567,714
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	487,929	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,200,000	1,230,469	(a)

Total Food Products				5,097,058

Tobacco - 0.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	868,215
Altria Group Inc., Senior Notes	2.850%	8/9/22	650,000	635,737
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	270,000	270,459	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	980,000	1,218,250
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	1,280,000	1,458,148
Reynolds American Inc., Senior Notes	3.250%	11/1/22	230,000	225,145

Total Tobacco				4,675,954

TOTAL CONSUMER STAPLES				18,305,720

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 4.6%
Energy Equipment & Services - 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$810,000	$991,275
Petrofac Ltd., Senior Notes	3.400%	10/10/18	700,000	724,891	(a)

Total Energy Equipment & Services				1,716,166

Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	76,856
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,330,000	1,516,547
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	627,955
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	320,000	329,165
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,494
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	510,000	520,430
ConocoPhillips, Senior Notes	5.200%	5/15/18	1,310,000	1,468,427
Continental Resources Inc., Senior Notes	3.800%	6/1/24	90,000	91,909	(a)
Devon Energy Corp., Senior Notes	6.300%	1/15/19	1,170,000	1,368,882
Ecopetrol SA, Senior Notes	4.250%	9/18/18	430,000	461,175
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	590,000	773,101
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,540,000	1,760,721
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	125,100	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	475,165
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	290,257
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	71,246
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	530,000	519,574
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	190,000	213,180
Petrobras Global Finance BV, Senior Notes	3.112%	3/17/20	370,000	377,400	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	670,000	661,076
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	760,000	835,065
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	616,798
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,329,112
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	548,236
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,039,500
Petroleos Mexicanos, Notes	4.875%	1/18/24	880,000	957,440	(a)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,015,000	1,005,865
Phillips 66, Senior Notes	2.950%	5/1/17	310,000	323,910
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	72,000	79,740
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	79,000	91,739
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,290,000	1,441,164
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	276,941	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	990,000	1,040,703	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	1,300,000	1,402,413
Williams Cos. Inc., Notes	7.875%	9/1/21	200,000	246,386

Total Oil, Gas & Consumable Fuels				22,973,672

TOTAL ENERGY				24,689,838

FINANCIALS - 19.0%
Banks - 11.1%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	714,923
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	253,324	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	3,375,000	3,709,662
Bank of America Corp., Senior Notes	2.600%	1/15/19	550,000	555,361
Bank of America Corp., Senior Notes	5.625%	7/1/20	90,000	103,141
Bank of America Corp., Senior Notes	3.300%	1/11/23	200,000	198,337
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	971,208
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,608,229
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,230,000	1,336,397

Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	720,715
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	820,000	1,129,579	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	207,950
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	296,367

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 11.1% (continued)
BNP Paribas SA, Senior Notes	2.700%	8/20/18	$1,110,000	$1,138,451
Citigroup Inc., Senior Notes	5.500%	10/15/14	209,000	210,267
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,191,815
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,460,000	1,849,372
Citigroup Inc., Senior Notes	3.875%	10/25/23	300,000	310,990
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	20,000	20,614
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	300,000	293,705
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	974,708
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	200,000	214,459
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	652,606	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	430,000	434,126
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	665,000	881,125	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,010,000	1,064,961
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	720,000	765,610
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,080,000	1,254,150	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	972,876	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	446,394
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	992,310	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	730,000	828,719	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	378,020	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	240,000	246,225
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,360,000	1,372,724	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	310,000	322,318
JPMorgan Chase & Co., Senior Notes	4.400%	7/22/20	490,000	534,096
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	140,649
JPMorgan Chase & Co., Senior Notes	3.625%	5/13/24	970,000	989,076
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	580,000	571,203
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,099,639
Landwirtschaftliche Rentenbank, Senior Notes	1.375%	10/23/19	300,000	293,439
Lloyds Bank PLC, Senior Notes	2.300%	11/27/18	940,000	951,248
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,204,247	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,130,898	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	1,000,000	1,093,512	(a)
Royal Bank of Canada, Secured Bonds	3.125%	4/14/15	1,700,000	1,728,757	(a)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	3,000,000	3,005,370
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	240,000	244,225
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	180,486
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	650,000	685,960
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,181,082	(a)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,351,160	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	531,998	(a)
Swedbank AB, Senior Secured Notes	2.375%	4/5/17	1,900,000	1,961,296	(a)
Wachovia Bank N.A., Subordinated Notes	6.000%	11/15/17	250,000	284,323
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/20/14	3,908,000	3,829,840	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,223,245
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	210,000	209,634
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	690,000	694,782

Total Banks				59,741,903

Capital Markets - 4.3%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	1,107,109
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,146,434	(a)
Credit Suisse NY, Senior Notes	2.300%	5/28/19	1,060,000	1,062,196
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	10/20/14	2,020,000	1,595,800	(b)(c)
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	640,000	650,263
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	3,000,000	3,389,415
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	60,000	69,819

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 4.3% (continued)
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	$40,000	$45,078
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,251,419
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,525,477
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	284,827
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	10/20/14	6,200,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(d)(e)(f)(g)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,810,000	1,994,868
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	800,000	882,912
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,867,854
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	753,681
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	357,913	(a)
UBS AG London, Senior Secured Notes	0.750%	3/24/16	2,530,000	2,538,731	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	489,000	495,261

Total Capital Markets				23,019,057

Consumer Finance - 0.9%
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,170,000	1,188,081	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	840,000	1,008,218
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	616,761
SLM Corp., Senior Notes	3.875%	9/10/15	590,000	601,977
Synchrony Financial, Senior Bonds	3.000%	8/15/19	430,000	436,172
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	940,000	938,049

Total Consumer Finance				4,789,258

Diversified Financial Services - 2.0%
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,408,933	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	222,366
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,000,000	1,138,115
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	259,059
General Electric Capital Corp., Senior Notes	5.550%	5/4/20	220,000	255,325
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	20,000	21,996
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,840,000	2,061,459
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,685,000	1,868,496	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	280,000	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,930,000	2,110,937	(a)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,161,320

Total Diversified Financial Services				10,788,006

Insurance - 0.4%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	283,511
American International Group Inc., Senior Notes	8.250%	8/15/18	600,000	739,755
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	792,050	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	370,000	498,534	(a)

Total Insurance				2,313,850

Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	877,339
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	52,888
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	545,793
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	385,739	(a)

Total Thrifts & Mortgage Finance				1,861,759

TOTAL FINANCIALS				102,513,833

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 1.9%
Biotechnology - 0.3%
Amgen Inc., Senior Notes	3.625%	5/22/24	$250,000	$254,217
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	1,390,000	1,394,634

Total Biotechnology				1,648,851

Health Care Equipment & Supplies - 0.2%
Baxter International Inc., Senior Notes	5.900%	9/1/16	570,000	626,229
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	433,240
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	213,571

Total Health Care Equipment & Supplies				1,273,040

Health Care Providers & Services - 0.6%
Humana Inc., Senior Notes	7.200%	6/15/18	760,000	901,857
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	109,879
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	630,000	621,074
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	408,480
WellPoint Inc., Notes	5.875%	6/15/17	100,000	111,905
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,804
WellPoint Inc., Senior Notes	4.350%	8/15/20	690,000	751,237
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	73,383
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	330,443

Total Health Care Providers & Services				3,439,062

Life Sciences Tools & Services - 0.3%
Agilent Technologies Inc., Senior Notes	5.000%	7/15/20	860,000	944,800
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	525,364
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	291,395

Total Life Sciences Tools & Services				1,761,559

Pharmaceuticals - 0.5%
AbbVie Inc., Senior Notes	1.750%	11/6/17	780,000	784,110
AbbVie Inc., Senior Notes	2.900%	11/6/22	540,000	530,906
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	750,000	748,705	(a)
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	240,089
Zoetis Inc., Senior Notes	3.250%	2/1/23	170,000	170,063

Total Pharmaceuticals				2,473,873

TOTAL HEALTH CARE				10,596,385

INDUSTRIALS - 1.4%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,461,202

Airlines - 0.1%
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	125,489	139,607
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	703,241	759,500

Total Airlines				899,107

Commercial Services & Supplies - 0.1%
Waste Management Inc., Senior Notes	3.500%	5/15/24	500,000	508,671

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	200,000	200,068
Eaton Corp., Senior Notes	2.750%	11/2/22	1,520,000	1,485,642

Total Electrical Equipment				1,685,710

Industrial Conglomerates - 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	270,000	271,177
United Technologies Corp., Senior Notes	4.500%	4/15/20	280,000	311,120

Total Industrial Conglomerates				582,297

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	360,000	365,332

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Machinery - 0.1% (continued)
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	$110,000	$107,927

Total Machinery				473,259

Road & Rail - 0.4%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,298,079

TOTAL INDUSTRIALS				7,908,325

INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.1%
Tencent Holdings Ltd., Senior Notes	3.375%	5/2/19	450,000	459,541	(a)

IT Services - 0.1%
MasterCard Inc., Senior Notes	3.375%	4/1/24	640,000	654,750

Software - 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	860,000	856,891

TOTAL INFORMATION TECHNOLOGY				1,971,182

MATERIALS - 2.3%
Chemicals - 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	180,000	197,406
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	427,413
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	200,000	226,080

Total Chemicals				850,899

Metals & Mining - 2.1%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	560,000	567,940
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	810,000	970,026
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	311,244
Cliffs Natural Resources Inc., Senior Notes	4.200%	1/15/18	720,000	725,064
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	140,000	132,957
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	20,000	20,273
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	800,000	810,849
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	50,000	50,272
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	470,000	468,965	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,131,117
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	641,852
Southern Copper Corp., Senior Notes	3.500%	11/8/22	1,350,000	1,327,509
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	722,319
Vale Overseas Ltd., Notes	6.875%	11/21/36	50,000	58,942
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,976,000	2,062,707
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	109,337	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	530,000	535,840	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	680,000	697,789	(a)

Total Metals & Mining				11,345,002

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	341,550

TOTAL MATERIALS				12,537,451

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	406,088
AT&T Inc., Senior Notes	1.400%	12/1/17	400,000	399,761
AT&T Inc., Senior Notes	4.450%	5/15/21	120,000	132,978
AT&T Inc., Senior Notes	3.875%	8/15/21	370,000	394,857
British Telecommunications PLC, Senior Notes	2.350%	2/14/19	950,000	959,892
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	550,000	590,849
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	122,541
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	290,000	340,951
Verizon Communications Inc., Senior Notes	2.625%	2/21/20	987,000	989,922	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	790,000	819,398

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - 1.9% (continued)
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	$200,000	$190,481
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,790,000	4,291,000
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	270,000	285,804

Total Diversified Telecommunication Services				9,924,522

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,210,000	1,239,403

TOTAL TELECOMMUNICATION SERVICES				11,163,925

UTILITIES - 0.8%
Electric Utilities - 0.5%
Exelon Corp., Notes	4.900%	6/15/15	600,000	619,982
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	170,030
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	889,968
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,088,850

Total Electric Utilities				2,768,830

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,310,000	1,671,057

TOTAL UTILITIES				4,439,887

TOTAL CORPORATE BONDS & NOTES (Cost - $197,815,159)				202,165,962

ASSET-BACKED SECURITIES - 10.9%
Access Group Inc., 2005-A A3	0.634%	7/25/34	2,560,000	2,386,888	(b)
Access Group Inc., 2005-B A2	0.464%	7/25/22	436,315	433,626	(b)
ACS Pass Through Trust, 2007-1A G1	0.469%	6/14/37	1,321,970	1,295,531	(a)(b)
Aegis Asset-Backed Securities Trust, 2005-3 M1	0.625%	8/25/35	851,929	839,993	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,251,013	(a)
Apidos CDO, 2013-16A B	3.034%	1/19/25	800,000	788,400	(a)(b)(f)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	1,270,000	1,266,990	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	258,247	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.667%	3/25/44	1,002,919	980,189	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.555%	9/15/17	1,420,000	1,424,141	(a)(b)
Carlyle Global Market Strategies, 2013-4A A1	1.704%	10/15/25	250,000	249,772	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.034%	10/15/25	400,000	391,284	(a)(b)
Countrywide Asset-Backed Certificates, 2002-BC1	0.815%	4/25/32	208,553	141,988	(b)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.415%	6/15/29	988,796	949,373	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	1,677,526	1,481,255	(b)
Covenant Credit Partners CLO Ltd., 2014-1A A	1.714%	7/20/26	500,000	497,500	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.595%	5/25/35	275,556	273,881	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.775%	1/25/35	514,791	501,595	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	347,597	375,128
Educational Funding of the South Inc., 2011-1 A2	0.884%	4/25/35	3,100,000	3,107,127	(b)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	1.281%	3/25/33	1,205,787	1,159,006	(b)
Flatiron CLO Ltd., 2013-1A B	2.983%	1/17/26	500,000	487,650	(a)(b)(f)
Greenpoint Manufactured Housing, 2001-2 IA2	3.653%	2/20/32	325,000	298,074	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	450,000	406,831	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	160,758	158,792	(a)
GSAA Home Equity Trust, 2005-8 A4	0.425%	6/25/35	915,755	863,723	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	210,000	213,384	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	180,000	179,917	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.675%	3/25/31	122,717	102,094	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 10.9% (continued)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.455%	11/25/34	$413,613	$409,700	(b)
MASTR Asset-Backed Securities Trust, 2007-NCW A2	0.755%	5/25/37	1,540,000	1,346,984	(a)(b)
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	1.505%	2/25/33	1,271,171	1,204,138	(b)
National Collegiate Student Loan Trust	0.395%	11/27/28	1,563,278	1,531,945	(b)
National Collegiate Student Loan Trust, 2006-4 A2	0.295%	12/27/27	666,479	658,910	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.509%	12/7/20	1,682,411	1,683,892	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.704%	4/15/26	390,000	390,000	(a)(b)(f)
Opteum Mortgage Acceptance Corp., 2005-1 M4	0.925%	2/25/35	1,180,000	1,096,802	(b)
Option One Mortgage Loan Trust, 2005-2 M1	0.595%	5/25/35	3,170,000	3,021,749	(b)
OZLM Ltd., 2014-8A A1A	1.678%	10/17/26	250,000	248,575	(a)(b)(f)
OZLM Ltd., 2014-8A A2A	2.388%	10/17/26	250,000	243,800	(a)(b)(f)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	93,187	95,359
Saranac CLO Ltd., 2014-2A B	2.282%	2/20/25	500,000	491,250	(a)(b)(f)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	0.705%	12/25/34	823,041	801,739	(b)
Shackleton CLO Ltd., 2013-4A B1	2.234%	1/13/25	1,700,000	1,679,770	(a)(b)(f)
Shackleton CLO Ltd., 2013-4A C	3.234%	1/13/25	250,000	246,850	(a)(b)(f)
SLM Student Loan Trust, 2002-A A2	0.781%	12/16/30	2,307,942	2,278,758	(b)
SLM Student Loan Trust, 2003-04 A5A	0.981%	3/15/33	569,668	569,668	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.981%	3/15/33	2,055,501	2,055,501	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.981%	12/15/25	880,000	879,800	(a)(b)
SLM Student Loan Trust, 2005-07 A4	0.384%	10/25/29	1,000,000	972,208	(b)
SLM Student Loan Trust, 2005-5 B	0.484%	10/25/40	803,438	721,350	(b)
SLM Student Loan Trust, 2011-B A1	1.005%	12/16/24	511,982	514,302	(a)(b)
SLM Student Loan Trust, 2013-A A1	0.755%	8/15/22	653,056	654,219	(a)(b)
SMB Private Education Loan Trust, 2014-A A1	0.650%	9/15/21	5,350,000	5,350,000	(a)(b)
Sound Point CLO Ltd., 2014-1A B1	2.134%	4/18/26	800,000	773,182	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.593%	10/20/26	500,000	496,250	(a)(b)(f)
Soundview Home Equity Loan Trust, 2005-3 M2	0.935%	6/25/35	144,164	142,746	(b)
Trade Maps Ltd., 2013-1A A	0.857%	12/10/18	2,590,000	2,596,483	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	431,609	443,963
Venture CDO Ltd., 2013-15A B1	2.284%	7/15/25	500,000	494,550	(a)(b)(f)
Venture CDO Ltd., 2013-15A C	3.334%	7/15/25	500,000	497,200	(a)(b)(f)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	1,480,000	1,472,509	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $57,647,629)				58,827,544

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.9%
ACRE Commercial Mortgage Trust	3.152%	6/15/30	130,000	130,942	(a)(b)
ACRE Commercial Mortgage Trust	4.552%	6/15/30	330,000	334,883	(a)(b)
ARM Trust, 2004-5 4A1	4.898%	4/25/35	1,550,915	1,539,618	(b)
Banc of America Commercial Mortgage Trust, 2006-2 AJ	5.955%	5/10/45	630,000	667,410	(b)
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	770,000	821,549
Bear Stearns Alt-A Trust, 2005-2 2A4	2.598%	4/25/35	746,202	717,365	(b)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AM	6.084%	6/11/50	340,000	379,694	(b)
CD Commercial Mortgage Trust, 2007-CD5 AMA	6.321%	11/15/44	1,000,000	1,112,774	(b)
Citigroup Commercial Mortgage Trust, 2005-C3 AM	4.830%	5/15/43	300,000	306,172	(b)
Citigroup Commercial Mortgage Trust, 2012-GC8 XA, IO	2.384%	9/10/45	2,885,766	309,204	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.549%	10/25/35	1,013,085	862,261	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.380%	2/25/36	504,614	504,916	(a)(b)
COMM Mortgage Trust, 2013-CR13 XA, IO	1.180%	12/10/23	6,426,930	393,720	(b)
COMM Mortgage Trust, 2014-277P A	3.731%	8/10/49	360,000	370,710	(a)(b)
COMM Mortgage Trust, 2014-CR18 XA, IO	1.468%	7/15/47	6,252,806	517,845	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.9% (continued)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	$170,000	$181,359
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	170,000	181,315
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	75,040	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.255%	10/10/46	40,000	42,767	(b)
Commercial Mortgage Trust, 2014-LC15 XA, IO	1.593%	4/10/47	6,800,570	590,405	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.604%	3/10/47	4,138,296	383,190	(b)
Connecticut Avenue Securities, 2014-C03 1M1	1.355%	7/25/24	411,634	410,093	(b)
Countrywide Home Loans, 2004-20 2A1	2.479%	9/25/34	228,563	168,600	(b)
Countrywide Home Loans, 2004-R1 1AF	0.555%	11/25/34	196,296	178,612	(a)(b)
Credit Suisse Mortgage Trust, 2014-6R 11A1	0.335%	9/27/36	1,350,477	1,279,946	(a)(b)
Credit Suisse Mortgage Trust, 2014-SURF B	1.460%	2/15/29	660,000	661,262	(a)(b)
Credit Suisse Mortgage Trust, 2014-SURF C	1.960%	2/15/29	400,000	401,237	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,077,018	809,333
Del Coronado Trust, 2013-HDC A	0.955%	3/15/26	920,000	920,853	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.771%	6/25/34	355,585	336,746	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 3AF1	0.435%	4/15/36	2,292,103	2,157,583	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.705%	2/25/48	409,586	409,768	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.856%	12/29/45	1,228,108	1,231,171	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	5,648	6,037
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	808	122
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	6.095%	9/15/42	1,514,833	294,702	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K037 X1, IO	1.198%	1/25/24	6,774,088	512,751	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K715 X1, IO	1.315%	1/25/21	6,741,427	419,715	(b)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,706,544	418,315
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	2,724,215	400,668
Federal National Mortgage Association (FNMA), 2014-M5 SA, IO	4.919%	1/25/17	8,585,934	412,485	(b)
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	837	829
FREMF Mortgage Trust, 2013-KF02 C	2.821%	12/25/45	299,596	312,004	(a)(b)
FREMF Mortgage Trust, 2014-K36 C	4.502%	12/25/46	380,000	385,972	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.988%	1/25/47	150,000	150,843	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	870,000	906,395	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.506%	8/20/58	1,157,329	1,150,559	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.606%	11/20/60	2,536,332	2,530,924	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.655%	2/20/61	825,773	825,921	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.656%	3/20/61	415,094	415,116	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.626%	8/20/61	3,651,391	3,646,848	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.9% (continued)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.284%	4/16/53	$5,273,689	$347,410	(b)
Government National Mortgage Association (GNMA), 2012-H30 GA	0.506%	12/20/62	1,725,930	1,713,278	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.556%	3/20/63	3,374,656	3,355,782	(b)
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	350,000	381,396
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	290,000	319,809	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.505%	1/25/35	240,041	201,419	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.561%	1/19/35	557,299	563,184	(b)
HarborView Mortgage Loan Trust, 2005-9 B1	0.756%	6/20/35	1,998,842	1,709,721	(b)
IMPAC Secured Assets Corp., 2006-5 2A	0.355%	12/25/36	1,292,878	1,199,668	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	380,000	408,608
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.251%	11/15/45	160,000	171,424	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	5.050%	1/15/47	90,000	97,296	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.714%	9/15/47	200,000	199,675	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP5 AM	5.446%	12/15/44	500,000	525,734	(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 AM	6.090%	7/15/44	1,110,000	1,228,996	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 AM	6.370%	9/15/45	1,020,000	1,153,993	(b)
MASTR ARM Trust, 2004-11 M1	0.795%	11/25/34	362,899	359,197	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.401%	2/25/34	598,403	604,726	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.127%	4/25/35	173,483	165,291	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.024%	8/15/45	1,138,358	100,377	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.218%	7/15/46	550,000	588,510	(b)
Morgan Stanley Capital I Trust, 2014-CPT AM	3.516%	7/13/29	2,060,000	2,108,120	(a)(b)
Morgan Stanley Capital I Trust, 2014-CPT B	3.560%	7/13/29	1,780,000	1,820,892	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	0.605%	7/25/34	735,592	721,342	(b)
PFP III, 2014-1 D	4.256%	6/14/31	360,000	362,865	(a)(b)
RBSCF Trust, 2013-GSP A	3.961%	1/13/32	637,000	668,331	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	265,756	272,320
SACO I Trust, 2007-VA1 A	8.952%	6/25/21	776,120	777,794	(a)(b)
Sequoia Mortgage Trust, 2003-03 A1	0.816%	7/20/33	606,616	597,581	(b)
Sequoia Mortgage Trust, 2004-11 A1	0.456%	12/20/34	899,527	860,224	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.355%	2/25/24	470,000	477,172	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	1.805%	4/25/24	2,490,000	2,440,691	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.557%	8/25/24	1,230,000	1,252,830	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	2.657%	8/25/24	800,000	816,712	(b)
UBS Barclays Commercial Mortgage Trust, 2012-C4 XA, IO	2.012%	12/10/45	1,587,579	169,600	(a)(b)
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.477%	5/10/45	9,846,335	1,222,275	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.650%	12/10/45	570,000	543,120	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR13 A2A	0.525%	11/25/34	294,468	282,883	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 12.9% (continued)
WaMu Mortgage Pass-Through Certificates, 2005-AR6 2AB3	0.425%	4/25/45	$5,046,542	$4,642,001	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.615%	8/25/34	649,260	662,660	(b)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.955%	12/15/45	4,452,336	463,154	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.497%	3/15/47	1,968,184	161,184	(b)
WFLD Mortgage Trust, 2014-MONT A	3.880%	8/10/31	600,000	627,936	(a)(b)(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $69,376,087)				69,525,730

MORTGAGE-BACKED SECURITIES - 2.6%
FHLMC - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.375%	12/1/34	288,031	307,488	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.212%	7/1/35	902,338	961,160	(b)

Total FHLMC				1,268,648

FNMA - 1.9%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	1,124	1,145
Federal National Mortgage Association (FNMA)	2.133%	3/1/18	3,253	3,388	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	8,947	10,355
Federal National Mortgage Association (FNMA)	3.500%	9/16/29	400,000	422,625	(h)
Federal National Mortgage Association (FNMA)	3.500%	8/1/33-9/1/43	853,917	887,135
Federal National Mortgage Association (FNMA)	2.335%	12/1/34	116,935	125,725	(b)
Federal National Mortgage Association (FNMA)	1.915%	1/1/35	1,324,862	1,401,746	(b)
Federal National Mortgage Association (FNMA)	5.000%	12/1/35	1,005,162	1,110,747
Federal National Mortgage Association (FNMA)	1.858%	5/1/43	5,957,871	6,087,315	(b)
Federal National Mortgage Association (FNMA)	4.500%	9/11/44	400,000	432,000	(h)

Total FNMA				10,482,181

GNMA - 0.5%
Government National Mortgage Association (GNMA)	1.979%	6/20/60	2,306,938	2,451,690	(b)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $13,861,580)				14,202,519

MUNICIPAL BONDS - 0.2%
Virginia - 0.2%
Virginia State Housing Development Authority (Cost - $1,115,115)	6.000%	6/25/34	1,131,129	1,229,730

SOVEREIGN BONDS - 3.7%
Canada - 0.8%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,392,524
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,607,717
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,383,436

Total Canada				4,383,677

Colombia - 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	910,000	1,055,600

Germany - 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	367,720

Indonesia - 0.2%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	269,100	(i)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000	875,699	(a)

Total Indonesia				1,144,799

Japan - 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,719,878

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Mexico - 0.8%
United Mexican States, Senior Notes	3.500%	1/21/21	$4,151,000	$4,317,040

Poland - 0.3%
Republic of Poland, Senior Notes	4.000%	1/22/24	1,480,000	1,551,218

Russia - 0.2%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	999,415	1,111,849	(i)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	198,650	220,998	(a)

Total Russia				1,332,847

South Africa - 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,150,000	1,301,225

Turkey - 0.4%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	140,000	153,902
Republic of Turkey, Senior Bonds	5.750%	3/22/24	970,000	1,077,185
Republic of Turkey, Senior Notes	7.000%	3/11/19	360,000	414,432
Republic of Turkey, Senior Notes	6.250%	9/26/22	278,000	316,920

Total Turkey				1,962,439

TOTAL SOVEREIGN BONDS (Cost - $19,267,827)				20,136,443

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.5%
U.S. Government Agencies - 5.1%
Farmer Mac	3.000%	9/22/14	120,000	120,194
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,704,728	(a)
Federal Home Loan Bank (FHLB), Bonds	0.875%	5/24/17	40,000	39,927
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,304,608
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.250%	10/2/19	4,780,000	4,650,935
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.375%	1/13/22	2,200,000	2,211,719
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	7,691,615
Resolution Funding Corp. Strip Principal, Bonds	0.000%	10/15/19	2,050,000	1,855,988
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	94,485
Tennessee Valley Authority, Notes	5.250%	9/15/39	760,000	947,313
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,964,925

Total U.S. Government Agencies				27,586,437

U.S. Government Obligations - 20.4%
U.S. Treasury Bonds	2.750%	11/15/42	1,480,000	1,387,500
U.S. Treasury Bonds	3.625%	2/15/44	1,030,000	1,140,081
U.S. Treasury Bonds	3.125%	8/15/44	1,930,000	1,945,681
U.S. Treasury Notes	1.500%	7/31/16	650,000	662,492
U.S. Treasury Notes	0.750%	10/31/17	27,590,000	27,324,888
U.S. Treasury Notes	1.500%	8/31/18	1,900,000	1,908,164
U.S. Treasury Notes	1.500%	12/31/18	5,740,000	5,741,343
U.S. Treasury Notes	1.625%	4/30/19	5,510,000	5,520,761
U.S. Treasury Notes	1.500%	5/31/19	1,310,000	1,304,167
U.S. Treasury Notes	1.625%	7/31/19	480,000	480,038
U.S. Treasury Notes	2.000%	5/31/21	22,680,000	22,651,650
U.S. Treasury Notes	2.125%	6/30/21	7,670,000	7,717,339
U.S. Treasury Notes	2.250%	7/31/21	31,940,000	32,386,649

Total U.S. Government Obligations				110,170,753

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $135,344,282)				137,757,190

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.2%
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	$388,615	$443,355
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	10,876,685	11,067,027

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $11,083,719)				11,510,382

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $98.63		12/12/14	86	5,913
Eurodollar Mid Curve 2-Year Futures, Put @ $98.00		9/12/14	99	1,856
U.S. Treasury 5-Year Notes Futures, Call @ $119.00		9/26/14	81	25,945

TOTAL PURCHASED OPTIONS (Cost - $42,174)				33,714

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $505,553,572)				515,389,214

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreements - 3.9%
Deutsche Bank Securities Inc. repurchase agreement dated 8/29/14; Proceeds at maturity - $21,200,094; (Fully collateralized by U.S. government agency obligations, 1.060% due 10/12/17; Market value - $21,624,001) (Cost - $21,200,000)	0.040%	9/2/14	$21,200,000	21,200,000

TOTAL INVESTMENTS - 99.3% (Cost - $526,753,572#)				536,589,214
Other Assets in Excess of Liabilities - 0.7%				3,708,656

TOTAL NET ASSETS - 100.0%				$540,297,870

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of August 31, 2014.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 1-Year Futures, Put	12/12/14	$98.38	86	$2,150
Eurodollar Mid Curve 2-Year Futures, Put	9/12/14	97.50	99	619
U.S. Treasury 5-Year Notes Futures, Call	11/21/14	119.00	81	46,195
U.S. Treasury 10-Year Notes Futures, Call	9/26/14	125.00	32	36,000
U.S. Treasury 10-Year Notes Futures, Put	9/26/14	121.00	53	828
U.S. Treasury 10-Year Notes Futures, Call	9/26/14	126.00	38	21,375
U.S. Treasury 10-Year Notes Futures, Call	9/26/14	126.50	61	21,922
U.S. Treasury 30-Year Bonds Futures, Call	9/26/14	144.00	53	11,594

TOTAL WRITTEN OPTIONS (Premiums received - $127,693)				$140,683

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials	—	$102,513,833	$0	*	$102,513,833
Other corporate bonds & notes	—	99,652,129	—		99,652,129
Asset-backed securities	—	54,929,149	3,898,395		58,827,544
Collateralized mortgage obligations	—	69,525,730	—		69,525,730
Mortgage-backed securities	—	14,202,519	—		14,202,519
Municipal bonds	—	1,229,730	—		1,229,730
Sovereign bonds	—	20,136,443	—		20,136,443
U.S. government & agency obligations	—	137,757,190	—		137,757,190
U.S. Treasury inflation protected securities	—	11,510,382	—		11,510,382
Purchased options	$33,714	—	—		33,714

Total long-term investments	$33,714	$511,457,105	$3,898,395		$515,389,214

Short-term investments†	—	21,200,000	—		21,200,000

Total investments	$33,714	$532,657,105	$3,898,395		$536,589,214

Other financial instruments:
Futures contracts	$220,561	—	—		$220,561
OTC credit default swaps on corporate issues - sell protection‡	—	$10,165	—		10,165

Total other financial instruments	$220,561	$10,165	—		$230,726

Total	$254,275	$532,667,270	$3,898,395		$536,819,940

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$140,683	—	—		$140,683
Futures contracts	331,477	—	—		331,477
OTC credit default swaps on corporate issues - buy protection‡	—	$11,114	—		11,114

Total	$472,160	$11,114	—		$483,274

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase

Notes to Schedule of Investments (unaudited) (continued)

transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing put options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2014, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Notes to Schedule of Investments (unaudited) (continued)

For average notional amounts of swaps held during the period ended August 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Schedule of Investments (unaudited) (continued)

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2014, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $151,797. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of August 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $158,738 which could be used to reduce the required payment.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,600,812
Gross unrealized depreciation	(7,765,170)

Net unrealized appreciation	$9,835,642

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	169	12/15	$41,811,337	$41,829,613	$18,276
90-Day Eurodollar	79	6/16	19,397,746	19,452,763	55,017
U.S. Treasury 2-Year Notes	112	12/14	24,542,864	24,533,250	(9,614)
U.S. Treasury 10-Year Notes	82	12/14	10,212,470	10,314,063	101,593
U.S. Treasury Ultra Long-Term Bonds	16	12/14	2,442,325	2,488,000	45,675

					$210,947

Contracts to Sell:
90-Day Eurodollar	57	12/16	13,960,865	13,961,438	(573)
90-Day Eurodollar	164	6/18	39,650,055	39,817,150	(167,095)
U.S. Treasury 5-Year Notes	342	12/14	40,543,100	40,641,891	(98,791)
U.S. Treasury Long-Term Bonds	57	12/14	7,929,940	7,985,344	(55,404)

					$(321,863)

Net unrealized depreciation on open futures contracts					$(110,916)

At August 31, 2014, the Fund held TBA securities with a total cost of $853,688.

Notes to Schedule of Investments (unaudited) (continued)

During the period ended August 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2014	800	$245,803
Options written	695	208,976
Options closed	(579)	(196,690)
Options exercised	(119)	(63,504)
Options expired	(294)	(66,892)

Written options, outstanding as of August 31, 2014	503	$127,693

At August 31, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2014[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$410,000	6/20/21	0.81%	1.000% quarterly	$4,846	$4,831	$15
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	450,000	6/20/21	0.81%	1.000% quarterly	5,319	5,593	(274)

Total	$860,000				$10,165	$10,424	$(259)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/14)	$330,000	3/20/15	0.40%	5.000% quarterly	$(8,529)	$352	$(8,881)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/14)	100,000	3/20/15	0.40%	5.000% quarterly	(2,585)	148	(2,733)

Total	$430,000				$(11,114)	$500	$(11,614)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2014.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$33,714	$(140,683)	$220,561	$(331,477)	—	$(217,885)

Credit Risk	—	—	—	—	$(949)	(949)

Total	$33,714	$(140,683)	$220,561	$(331,477)	$(949)	$(218,834)

During the period ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$25,771
Written options	189,456
Futures contracts (to buy)	115,285,342
Futures contracts (to sell)	91,842,501

Average Notional Balance
Interest rate swap contracts†	$22,225,000
Credit default swap contracts (to buy protection)	430,000
Credit default swap contracts (to sell protection)	860,000

†	At August 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 23, 2014